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                                          Exhibit 99 (a)

          [BP LOGO]                          [AMOCO LOGO]


                       PRESENTATION TO THE
                   FINANCIAL COMMUNITY & PRESS


                        LONDON & NEW YORK




                           AUGUST 1998



The following statements, particularly those regarding synergies, performance, debt, costs, dividends, returns, share buy-backs, divestments, reserves and growth are or may be forward looking statements and actual results may differ materially from the statements made depending on a variety of factors, including successful integration of BP and Amoco. Additional information concerning factors that could cause the actual results to differ materially from those in the forward looking statements are contained in BP's Annual Report on Form 20-F and Amoco's Annual Report on Form 10-K filed with the US Securities and Exchange Commission.
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[BP LOGO]                [Amoco LOGO]


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SCALE AND REACH

[Graph containing the following data:]
                 Reserves  Market Capitalisation
                 (bn boe)     ($bn)

BP + Amoco         15          119
Exxon              14          172
Shell              19          181

Amoco               6           38
Arco                4           23
BP                  9           81
Chevron             6           53
Elf                 3           37
ENI                 5           54
Mobil               7           56
Texaco              4           32



["boe" denotes barrels of oil equivalents.]
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INTENT

- Creation of a new  global `super-major'

       - Top trio oil & gas reserves

       - Global R&M business

       - World class petrochemicals company

- Identified synergies of $2bn pre-tax p.a.

- Financial Strength

- Sustainable long term growth
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STRATEGIC FRAMEWORK

- Distinctive assets

- Organisational capability

- Global reach

- Strongly competitive returns

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DISCIPLINED FINANCIAL FRAMEWORK

- Prudent capital structure

       - 30% gearing ceiling

- Dividend policy

       - Payout 50% of underlying earnings

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KEY FEATURES

- Simple structure

       - UK holding company

- Accounting & Reporting

       - As a merger

       - Reporting in $

- Global integration of management, assets, operations


- Value generation for shareholders

       - $2bn of pre-tax synergies by 2001

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BOARD

- Two Co-Chairmen

- One CEO

- Two Deputy CEOs

- One CFO

- Majority of non-executives


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SENIOR MANAGEMENT

                               CEO
                           John Browne
                                /
                                /
                                /
     EVP Chief of Staff --------/--------General Counsel
        Stephen Gates           /          Peter Bevan
                                /
                                /
             CFO    ------------/-------EVP Policies & Technology
         John Buchanan          /           Chris Gibson-Smith
                                /
                                /
                                /
             --------------------------------------
             /                                     \
             /                                     \
     President & Deputy CEO             President & Deputy CEO
          Rodney Chase                       Bill Lowrie
              E&P                          R&M and Chemicals
          /                             /                   /
          /                             /                   /
          /                             /                   /
    EVP Int'l            Refining & Marketing        Chemicals
    Dick Olver                EVP Int'l               Chairman
                           Peter Backhouse        Bryan Sanderson
 EVP New Business
   Richard Flury              EVP USA                 President
                           Douglas Ford             Enrique Sosa
 EVP W Hemisphere
   Byron Grote
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MANAGEMENT

- London - Global headquarters

- Chicago - American headquarters

- Integrated team

- Global business streams

- Business Unit structure
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PEER GROUP

1997                      BP Amoco      Shell     Exxon
----------------------------------------------------------

Net Income* $bn              6.4          8        8.2

Production mmboe/d           2.9         3.7       2.7

     Oil:Gas ratio          65:35       63:37     59:41

Reserves (bn bbls)          14.8        19.4      14.1

Refinery t'put mmb/d         2.6         4.3        4

Capital Employed ($bn)        53          73       56

Staff (000)                  100         105       80
----------------------------------------------------------

                                                  *US GAAP

["mmboe/d" denotes millions of barrels of oil equivalents per day.]
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INCOME BY BUSINESS SECTOR

[Bar Graph showing the following information, in $bn:]

       Chevron   Mobil   BP / Amoco  Shell  Exxon
E&P      1.99     1.93      4.12     4.29    4.39
R&M      0.94     1.18      1.41     2.73    2.01
Chems    0.21     0.32      1.01     1.02    1.33
Other    0.04     0.00      0.00     0.00    0.42
Total    3.18     3.43      6.54     8.04    8.15

Source: 1997 Annual Reports and company estimates

["E&P" denotes exploration and production. "R&M" denotes refining and marketing.]
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INCOME BY REGION

[Bar Graph showing the following information, in $bn:]

            Chevron  Mobil BP / Amoco  Shell  Exxon
USA           1.71   1.43     3.19     1.70   2.97
Europe        0.00   0.90     2.17     3.02   2.46
Rest of       1.47   1.10     1.21     3.34   2.73
World
Total         3.18   3.43     6.57     8.06   8.16


Source: 1997 Annual Reports and company estimates
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UPSTREAM: BP AMOCO



[Map of the world showing the locations of upstream operations of Amoco, BP and overlap between the two, as follows:]

Amoco:    2 sites in North America
          2 sites in South America
          1 site in Africa
          1 site in Middle East

BP:       1 site in North America
          1 site in South America
          1 site in Europe
          1 site in Middle East
          1 site in Asia
          1 site in Australia

Overlap:  1 site in Caribbean
          1 site in South America
          1 site in Europe
          2 sites in Africa
          1 site in Asia
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UPSTREAM PRODUCTION

[Bar graph containing the following information concerning upstream production, in mmboe/d:]


           Chevron     Mobil      Exxon     BP Amoco    Shell
Oil          1.07       0.93       1.6        1.89       2.33
Gas          0.42       0.78       1.09        1         1.38
Total        1.49       1.71       2.69       2.89       3.71

["mmboe/d" denotes millions of barrels of oil equivalents per day.]
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UPSTREAM: PERFORMANCE

[Bar Graph showing the following information:]

                 BP /   Shell  Exxon  Mobil Chevron
                Amoco

R:P ratio         14     14.3  13.9   11.2    11.4
Finding $/bbl    1.64    1.85  1.72   1.92    2.52
F&D $/bbl        4.19    2.88  4.61   6.81    4.59
Lifting $/bbl    3.05     3     2.9    n/a    3.8

["R:P" denotes reserves:production. "F&D" denotes finding and developing.]
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US DOWNSTREAM: BP

[Map of the US illustrating the market share of BP (as provided below) and BP's refineries in Toledo, Ohio and Alliance, Louisiana:]


No. 1 or 2
      Georgia
       Ohio

No. 3-5
      Indiana
     Kentucky
   Pennsylvania
     Tennessee
  North Carolina
  South Carolina
    Mississippi
      Alabama

Below 5
     Michigan
   West Virginia
     Virginia
     Arkansas
     Louisiana
      Florida
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US DOWNSTREAM: AMOCO

[Map of the US illustrating the market share of Amoco (as provided below) and Amoco's refineries In Whiting, IN; Yorktown,
VA; Texas City, TX; Mandan, ND; and Salt Lake City, UT:]

No. 1 or 2
    North Dakota
    South Dakota
      Minnesota
        Iowa
      Wisconsin
      Illinois
       Indiana
       Kansas
      Missouri
   North Carolina
       Georgia
       Florida

No. 3-5
        Idaho
      Nebraska
      Colorado
      Michigan
      New York
    Pennsylvania
     Connecticut
      Delaware
     New Jersey
      Maryland
      Virginia
      Tennessee
   South Carolina

Below 5
    West Virginia
      Arkansas
     Mississippi
        Utah
        Ohio
      Kentucky
       Alabama
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US DOWNSTREAM: BP AMOCO

[Map of the US illustrating the market share of BP Amoco (as provided below) and BP Amoco's refineries In Toledo, OH; Whiting,
IN; Yorktown, VA; Texas City, TX; Mandan, ND; Salt Lake City, UT;
and Alliance, Louisiana:]

No. 1 or 2
    North Dakota
    South Dakota
      Minnesota
        Iowa
      Wisconsin
      Illinois
       Indiana
        Ohio
       Kansas
      Missouri
      Kentucky
      Tennessee
      Virginia
   North Carolina
   South Carolina
       Georgia
       Alabama
     Mississippi
       Florida

No. 3-5
        Idaho
      Nebraska
      Colorado
      Michigan
      New York
    Pennsylvania
     Connecticut
      Delaware
     New Jersey
      Maryland

Below 5
    West Virginia
      Arkansas
      Louisiana
        Utah
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GLOBAL DOWNSTREAM: BP AMOCO


[Map of the world showing the locations of emerging markets and established markets of downstream operations for BP Amoco, as follows:]

Emerging markets:        1 site in Central America
                         1 site in South America
                         1 site in Europe
                         3 sites in Asia

Established markets:     1 site in North America
                         1 site in Europe
                         1 site in Africa
                         1 site in Southeast Asia
                         1 site in Australia
                         1 site in New Zealand

[List indicating that International Businesses include Trading,
Shipping, Marine and Aviation.]
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DOWNSTREAM: ROACE

[Graph illustrating the following information, in %:]

               1993     1994    1995     1996     1997
Minimum of      8.7     7.7     8.2      5.6      10.1
Competitors*
Maximum of     12.9     10.9    9.3      8.9      13.2
Competitors*
BP + Amoco     11.5     9.5     7.8      9.6       13

* Shell, Exxon & Mobil

Source: 1997 Annual Reports and company estimates

["ROACE" denotes return on average capital employed.]
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CHEMICALS: BP AMOCO

[Map of the world showing the locations of chemical operations of BP and Amoco as follows:]

Amoco:    8 sites in North America
          1 site in South America
          1 site in Europe
          3 sites in Asia
          3 sites in Southeast Asia

BP:       2 sites in North America
          7 sites in Europe
          2 sites in Asia
          2 sites in Southeast Asia
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PETROCHEMICAL SCALE

[Bar graph providing the following
information:]

1997 Sales -
Petchem segments

                      $bn
UCC                   6.5
Dow                  10.18
Exxon                 12.2
BP / Amoco            12.8
BASF                 13.42
Shell                14.27

                    Leading Positions & Proprietary Technologies:

                    -    Acetyls (1st)

                    -    Nitriles (1st)

                    -    PTA (1st)

                    -    Aromatics (1st)

                    -    PIB (1st)

                    -    Polypropylene (2nd)

                    -    Polyethylene

                    -    Solvents

---------------------------

- Scale

- Integration

- Balanced portfolio

- High demand growth
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Chemicals: ROACE

[Graph illustrating the following information, in %:]

               1993     1994     1995     1996    1997
Minimum of     -1.2      8.2     16.8     8.4     9.2
Competitors*
Maximum of      6.9     13.9     29.6     16.1    17.4
Competitors*
BP + Amoco      2.5     14.9     29.2      16     14.9

*Shell, Exxon & Mobil

Source: 1997 Annual Reports and company estimates

["ROACE" denotes return on average capital employed.]
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SYNERGIES

                                   Annual Pre-Tax ($m)
                                   Cost Savings by 2001
                                   --------------------

Organisational efficiency                 1,000

Focussed exploration                        300

Business process                            200

Procurement                                 250

Operational rationalisation                 250
                                           -----
                                           2,000
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DELIVERING SHAREHOLDER VALUE

- $2bn extra pretax income by 2001

- Revenue synergies not included

- More upside after 2001

- Management compensation linked to delivery
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TIMETABLE

By end 1998

- Regulatory approvals

- Shareholder approval

- Target final agreement
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SECTOR LEADING PERFORMANCE

- Strong base founded in US and Europe

- Blend of the best of two companies into a new super-major

- Momentum, capacity and confidence to deliver accelerated growth
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[BP LOGO]          [Amoco LOGO]